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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported) JANUARY 8, 2001

                      HEALTHCARE REALTY TRUST INCORPORATED
             (Exact name of registrant as specified in its chapter)

            MARYLAND                  1-11852               62-1507028
  (State or other jurisdiction      (Commission            (IRS Employer
        of incorporation)           File Number)        Identification No.)

                              3310 WEST END AVENUE

                                    SUITE 700

                           NASHVILLE, TENNESSEE 37203
                    (Address of principal executive offices)


                                 (615) 269-8175
              (Registrant's telephone number, including area code)

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 9.  REGULATION FD DISCLOSURE

         Healthcare Realty Trust Incorporated issued a press release on January 5, 2001 to announce recent financing transactions and plans. As additional public disclosure, the Company is filing this press release.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         c) Exhibits

99.1     Press release dated January 5, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      HEALTHCARE REALTY TRUST INCORPORATED

                     By: /s/ Timothy G. Wallace
                        -------------------------------------
                               Timothy G. Wallace
                        Executive Vice President, Finance
                           and Chief Financial Officer

Date: January 8, 2001